Exhibit 99.1

For Immediate Release Synchrony Financial (NYSE: SYF) October 19, 2021
THIRD QUARTER 2021 RESULTS AND KEY METRICS

4.9% Return on Assets	17.1% CET1 Ratio	$1.4B Capital Returned	CEO COMMENTARY

“Our strategic focus on growing existing programs and reaching new markets combined with our expansion into new products and distribution channels, is powering strong performance,” said Brian Doubles, Synchrony’s President and Chief Executive Officer.
                                                                      “The combination of our data-driven insights, seamlessly customized experiences and industry-leading product suite empowers both our partners and customers with choice and delivers compelling outcomes for all our stakeholders.
                                                                      “As we continue to invest in digital innovation, the expansion of our distribution networks and the evolution of our offerings to address the ever-changing consumer landscape, Synchrony will continue to reach and serve more partners and customers, solidifying our position as the partner of choice for a diverse universe of partners.”

$79.8B Loans includes Loan Receivables of $76.4B and loans HFS of $3.5B

Net Earnings of $1.1 Billion or $2.00 Per Diluted Share, including a $0.33 benefit from the reserve release related to the reclassification of the Gap portfolio to held for sale

Double-Digit Growth in New Accounts and Purchase Volume

Continued Strength in Credit Performance Contributed to a 98% Decrease in Provision for Credit Losses

STAMFORD, Conn. – Synchrony Financial (NYSE: SYF) today announced third quarter 2021 net earnings of $1.1 billion, or $2.00 per diluted share, compared to $313 million, or $0.52 per diluted share in the third quarter 2020. Third quarter 2021 net earnings included a $187 million post-tax benefit, or $0.33 per diluted share, from the reserve release related to the reclassification of the Gap portfolio to held for sale.

KEY OPERATING & FINANCIAL METRICS*
STRONG NET EARNINGS DRIVEN BY HEALTHY CONSUMER, AS REFLECTED IN PURCHASE VOLUME GROWTH AND CREDIT TRENDS
•Purchase volume increased 16% to $41.9 billion
•Loans of $79.8 billion, including $76.4 billion of loan receivables and $3.5 billion of loan receivables held for sale, increased 2%
•Average active accounts increased 5% to 67.2 million
•New accounts increased 17% to 6.2 million
•Net interest margin increased 165 basis points to 15.45%
•Efficiency ratio decreased 100 basis points to 38.7%
•Net earnings of $1.1 billion, or $2.00 per diluted share, including a $0.33 per diluted share benefit from the reserve release related to the reclassification of the Gap portfolio to held for sale, compared to $313 million, or $0.52 per diluted share
•Return on assets increased 4 percentage points to 4.9%
•Return on equity increased 22 percentage points to 32.1%

CFO COMMENTARY	BUSINESS AND FINANCIAL RESULTS FOR THE THIRD QUARTER OF 2021*
“We delivered strong results for the third quarter, marked by broad-based growth in new accounts and purchase volume, an improved net interest margin, historically low losses and continued cost discipline,” said Brian Wenzel, Synchrony’s Executive Vice President and Chief Financial Officer.

“While customer payment rates remained elevated and continued to serve as a headwind to loan receivables growth and yield, we experienced some modest improvement in that trend as the quarter progressed with four of our five sales platforms growing loan receivables during the quarter.

“We remain confident in the core strengths of our business model as we execute on our strategy to drive sustainable growth, attractive returns and considerable capital for all our stakeholders.”

BUSINESS HIGHLIGHTS
CONTINUED TO WIN AND RENEW KEY PARTNERSHIPS AND EXPAND PRODUCT SUITE AND NETWORK
•Renewed 9 programs, including The Container Store and Rite Aid
•Launched Walgreens Credit Card and announced PayPal savings program
•Broadened distribution network through a new strategic partnership with Clover
•Expanding SetPay installment product with Pay-in-4 option

FINANCIAL HIGHLIGHTS
EARNINGS GROWTH DRIVEN BY BROAD BASED STRENGTH ACROSS THE BUSINESS
•Interest and fees on loans increased 2% to $3.9 billion, mainly due to growth in average loan receivables.
•Net interest income increased $201 million, or 6%, to $3.7 billion.
•Retailer share arrangements increased $367 million, or 41%, to $1.3 billion, mainly driven by the decrease in the provision for credit losses and continued strong program performance, including loan receivables growth and the improvement in net interest income.
•Provision for credit losses decreased $1.2 billion, or 98%, to $25 million, driven by reserve release, including $247 million attributable to the Gap portfolio, and lower net charge-offs
•Other income decreased $37 million, or 28%, to $94 million, largely driven by higher program loyalty costs from higher purchase volume.
•Other expense decreased $106 million, or 10%, to $961 million, primarily reflecting the impact of the prior year restructuring charge of $89 million and lower operational losses.
•Net earnings increased to $1.1 billion, including the $187 million post-tax benefit from the reserve release related to the reclassification of the Gap portfolio to held for sale, compared to $313 million.

CREDIT QUALITY
CREDIT PERFORMANCE CONTINUED TO BE DRIVEN BY A STRONG CONSUMER
•Loans 30+ days past due as a percentage of total period-end loan receivables were 2.42% compared to 2.67% last year, reflecting a decline of 25 basis points. Excluding the impact of the Gap portfolio from both periods, the year over year decline was approximately 40 basis points.
•Net charge-offs as a percentage of total average loan receivables were 2.18% compared to 4.42% last year.
•The allowance for credit losses as a percentage of total period-end loan receivables was 11.28%.

SALES PLATFORM HIGHLIGHTS
DIVERSITY ACROSS OUR PLATFORMS CONTINUES TO PROVIDE RESILIENCE
•Home & Auto purchase volume increased 10%, reflecting continued strength across most industry segments. Period-end loan receivables increased 2% and interest and fees on loans were flat compared to the prior year, primarily reflecting the impact of elevated payment rates. Average active accounts were essentially unchanged.
•Digital purchase volume increased 21% and period-end loan receivables increased 4%, reflecting strength in digital-based partners due to the shift in consumer behavior. Interest and fees on loans increased 6%, driven primarily by higher yield, while average active accounts increased 7%.
•Diversified & Value purchase volume increased 25%. Period-end loan receivables decreased 3% reflecting elevated payment rates. Interest and fees on loans decreased 4%, driven primarily by lower loan receivables, and average active accounts increased 10%.
•Health & Wellness purchase volume increased 10% and period-end loan receivables increased 5%, reflecting higher consumer confidence to undertake planned procedures. Interest and fees on loans increased 6%, driven primarily by loan receivables growth, and average active accounts were essentially unchanged.
•Lifestyle purchase volume increased 2% reflecting broad-based growth across the platform, but somewhat suppressed comparing to last year’s strong power sports growth. Period-end loan receivables increased 8%, reflecting continued strength in power sports. Interest and fees on loans increased 4%, driven primarily by loan receivables growth, and average active accounts increased 3%.

BALANCE SHEET, LIQUIDITY & CAPITAL
FUNDING, CAPITAL & LIQUIDITY REMAIN ROBUST
•Loans of $79.8 billion, including $76.4 billion of loan receivables and $3.5 billion of loan receivables held for sale, increased 2%; purchase volume increased 16% and average active accounts increased 5%.
•Deposits decreased $3.2 billion, or 5%, to $60.3 billion and comprised 82% of funding.
•Total liquidity (liquid assets and undrawn credit facilities) of $18.4 billion, or 20.0% of total assets.
•Total capital returned of $1.4 billion, reflecting $1.3 billion of share repurchases and $124 million of common stock dividends.
•The Company has elected to defer the regulatory capital effects of CECL for two years; the estimated Common Equity Tier 1 ratio was 17.1% compared to 15.8%, and the estimated Tier 1 Capital ratio was 18.0% compared to 16.7%, reflecting our strong capital generation capabilities.

*All comparisons are for the third quarter of 2021 compared to the third quarter of 2020, unless otherwise noted.

CORRESPONDING FINANCIAL TABLES AND INFORMATION
No representation is made that the information in this news release is complete. Investors are encouraged to review the foregoing summary and discussion of Synchrony Financial's earnings and financial condition in conjunction with the detailed financial tables and information that follow and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed February 11, 2021, and the Company’s forthcoming Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. The detailed financial tables and other information are also available on the Investor Relations page of the Company’s website at www.investors.synchronyfinancial.com. This information is also furnished in a Current Report on Form 8-K filed with the SEC today.

CONFERENCE CALL AND WEBCAST
On Tuesday, October 19, 2021, at 8:00 a.m. Eastern Time, Brian Doubles, President and Chief Executive Officer, and Brian Wenzel Sr., Executive Vice President and Chief Financial Officer, will host a conference call to review the financial results and outlook for certain business drivers. The conference call can be accessed via an audio webcast through the Investor Relations page on the Synchrony Financial corporate website, www.investors.synchronyfinancial.com, under Events and Presentations. A replay will also be available on the website.

ABOUT SYNCHRONY FINANCIAL
Synchrony (NYSE: SYF) is a premier consumer financial services company. We deliver a wide range of specialized financing programs, as well as innovative consumer banking products, across key industries including digital, retail, home, auto, travel, health and pet. Synchrony enables our partners to grow sales and loyalty with consumers. We are one of the largest issuers of private label credit cards in the United States; we also offer co-branded products, installment loans and consumer financing products for small- and medium-sized businesses, as well as healthcare providers.

Synchrony is changing what’s possible through our digital capabilities, deep industry expertise, actionable data insights, frictionless customer experience and customized financing solutions.

For more information, visit www.synchrony.com and Twitter: @Synchrony.

Investor Relations	Media Relations
Kathryn Miller	Sue Bishop
(203) 585-6291	(203) 585-2802

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This news release contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "targets," "outlook," "estimates," "will," "should," "may" or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated, including the future impacts of the novel coronavirus disease (“COVID-19”) outbreak and measures taken in response thereto for which future developments are highly uncertain and difficult to predict; retaining existing partners and attracting new partners, concentration of our revenue in a small number of partners, and promotion and support of our products by our partners; cyber-attacks or other security breaches; disruptions in the operations of our and our outsourced partners' computer systems and data centers; the financial performance of our partners; the sufficiency of our allowance for credit losses and the accuracy of the assumptions or estimates used in preparing our financial statements, including those related to the CECL accounting guidance; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; damage to our reputation; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislative and regulatory developments and the impact of the Consumer Financial Protection Bureau’s regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this news release and in our public filings, including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed on February 11, 2021. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

NON-GAAP MEASURES
The information provided herein includes measures we refer to as "tangible common equity", and certain “CECL fully phased-in" capital measures, which are not prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). For a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures, please see the detailed financial tables and information that follow. For a statement regarding the usefulness of these measures to investors, please see the Company's Current Report on Form 8-K filed with the SEC today.